Purchased Loans	12 Months Ended
Dec. 31, 2012
Transfers Of Purchased Loans [Abstract]
Purchased Loans
Purchased Loans
As part of seeding a new Federated-sponsored fund, Federated began investing in purchased loans, consisting primarily of syndicated, commercial, U.S. dollar, floating-rate term loans during the second quarter 2010. The purchased loans were recorded at fair value using a third-party pricing service that determined fair value based on bid and ask prices (Level 2) and were included in Other current assets on the Consolidated Balance Sheets. During 2010, Federated transferred $46.2 million in purchased loans and $4.3 million in cash into a new Federated-sponsored fund in exchange for shares of the fund. This transfer of assets was recorded as a sale for accounting purposes given that the loans were legally isolated from Federated, the Federated-sponsored fund has the right to pledge or exchange the loans and Federated has not maintained effective control over the transferred loans. For the year ended December 31, 2010, Federated recorded $0.7 million in Gain on securities, net on the Consolidated Statements of Income as a result of the sale of these loans. As of December 31, 2012 and 2011, Federated did not hold any purchased loans but maintained an investment in this fund.